UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street

Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: September 30, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 95.1%
FAR EAST — 64.2%
China — 29.2%
AIA Group, Ltd.	4,891,242	$43,674,314
Alibaba Group Holding, Ltd. — SP ADR**	339,012	55,855,617
Anhui Conch Cement Co., Ltd. — H	2,349,485	14,180,915
Baidu, Inc. — SP ADR**	69,277	15,842,264
China Construction Bank Corp. — H	20,714,754	18,099,461
China Overseas Land & Investment, Ltd.	2,664,464	8,338,841
China Petroleum & Chemical Corp. — H	15,474,251	15,497,279
China Resources Gas Group, Ltd.	2,967,696	12,074,207
CNOOC, Ltd.	17,294,170	34,242,163
CSPC Pharmaceutical Group, Ltd.	4,504,130	9,562,506
Ctrip.com International, Ltd. — ADR**	285,452	10,610,251
Foshan Haitian Flavouring & Food Co., Ltd. — A	865,370	9,960,949
Industrial & Commercial Bank of China, Ltd. — H	28,713,285	20,980,154
Kingdee International Software Group Co., Ltd.	4,545,316	4,946,903
Li Ning Co., Ltd.**	8,000,620	7,562,844
Luxshare Precision Industry Co., Ltd. — A	2,805,437	6,287,219
Momo, Inc. — SP ADR**	331,297	14,510,809
Noah Holdings, Ltd. — SP ADR**	182,670	7,697,714
Ping An Insurance Group Co. of China, Ltd. — H	4,060,059	41,231,510
Sands China, Ltd.	2,449,554	11,092,592
Shanghai International Airport Co., Ltd. — A	1,346,076	11,497,382
Shenzhou International Group Holdings, Ltd.	1,307,368	16,767,230
Techtronic Industries Co., Ltd.	1,313,726	8,390,823
Tencent Holdings, Ltd.	1,630,605	67,320,896

		466,224,843

India — 11.4%
Apollo Hospitals Enterprise, Ltd.	528,811	7,603,163
Bandhan Bank, Ltd.[1]	830,055	6,472,459
Biocon, Ltd.	702,470	6,699,581
HDFC Bank, Ltd. — ADR	454,509	42,769,297
ICICI Bank, Ltd. — SP ADR	1,698,330	14,418,822
ICICI Prudential Life Insurance Co., Ltd.[1]	1,266,671	5,831,859
Infosys, Ltd. — SP ADR	603,630	6,138,917
Larsen & Toubro, Ltd.	685,039	12,021,494
Maruti Suzuki India, Ltd.	85,141	8,630,319
Nestle India, Ltd.	62,242	8,328,399
Petronet LNG, Ltd.	3,564,911	11,052,749
Reliance Industries, Ltd.	897,157	15,568,749

	Number of Shares	Value (Note A)
Sun Pharmaceutical Industries, Ltd.	862,813	$7,418,240
Tata Consultancy Services, Ltd.	747,276	22,511,058
Titan Co., Ltd.	201,549	2,239,866
Yes Bank, Ltd,	1,880,814	4,764,954

		182,469,926

South Korea — 8.2%
Douzone Bizon Co., Ltd.	135,290	7,452,079
KB Financial Group, Inc.	427,607	20,893,666
Kia Motors Corp.	385,244	12,190,277
Korea Investment Holdings Co., Ltd.	110,260	7,564,378
Macquarie Korea Infrastructure Fund[2]	772,950	6,341,082
S-Oil Corp.	86,662	10,703,353
Samsung Electronics Co., Ltd.	1,556,453	65,176,689

		130,321,524

Taiwan — 7.1%
Cathay Financial Holding Co., Ltd.	7,536,963	12,959,439
Chipbond Technology Corp.	1,598,596	3,089,024
Chroma ATE, Inc.	672,742	3,227,875
Eclat Textile Co., Ltd.	506,880	6,275,199
Formosa Plastics Corp.	3,673,573	14,076,836
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	1,557,367	68,773,327
Vanguard International Semiconductor Corp.	2,282,515	5,083,386

		113,485,086

Thailand — 4.0%
Bangkok Dusit Medical Services PCL — NVDR	18,713,904	14,755,861
CP ALL PCL — NVDR	8,892,598	18,973,076
Indorama Ventures PCL — NVDR	4,922,312	8,980,099
Kasikornbank PCL — NVDR	3,036,835	20,283,128

		62,992,164

Indonesia — 2.6%
PT Bank Central Asia Tbk	16,910,669	27,406,144
PT Telekomunikasi Indonesia Persero Tbk	58,624,568	14,320,265

		41,726,409

Philippines — 1.2%
BDO Unibank, Inc.	3,989,040	8,844,845
SM Prime Holdings, Inc.	15,053,929	10,072,173

		18,917,018

Singapore — 0.3%
Sea, Ltd. — ADR**	330,806	4,575,047
Malaysia — 0.2%
Public Bank BHD	580,046	3,503,963

Total FAR EAST		1,024,215,980

EUROPE — 10.3%
Russia — 6.8%
Alrosa PJSC	4,091,301	6,669,237
Lukoil PJSC — SP ADR	382,828	29,362,907

Driehaus Emerging Markets Growth Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Number of Shares	Value (Note A)
Novatek PJSC — SP GDR	94,839	$17,450,376
Sberbank of Russia PJSC — SP ADR	1,392,503	17,656,938
Tatneft PJSC — SP ADR	134,668	10,302,102
Yandex NV — A**	846,086	27,827,768

		109,269,328

United Kingdom — 1.0%
Mondi PLC	576,492	15,809,535
Netherlands — 1.0%
Heineken NV	162,402	15,227,839
France — 0.8%
LVMH Moet Hennessy Louis Vuitton SE	36,421	12,880,489
Turkey — 0.4%
BIM Birlesik Magazalar AS	513,968	6,928,020
Hungary — 0.3%
OTP Bank PLC	130,017	4,818,497

Total EUROPE		164,933,708

SOUTH AMERICA — 9.1%
Brazil — 7.7%
B3 SA—Brasil Bolsa Balcao	2,993,317	17,343,754
Fleury SA	832,391	4,423,150
Itau Unibanco Holding SA — SP PREF ADR	2,865,058	31,458,337
Localiza Rent a Car SA	450,995	2,552,833
Lojas Renner SA	1,686,634	12,929,935
Pagseguro Digital, Ltd. — A**	377,691	10,450,710
Transmissora Alianca de Energia Eletrica SA	2,621,038	12,980,094
Vale SA — SP ADR	2,059,202	30,558,558

		122,697,371

Peru — 1.0%
Credicorp, Ltd.	69,771	15,564,515
Argentina — 0.4%
MercadoLibre, Inc.	17,518	5,964,353

Total SOUTH AMERICA		144,226,239

NORTH AMERICA — 6.5%
United States — 3.4%
Deere & Co.	77,266	11,615,398
EPAM Systems, Inc.**	101,761	14,012,490
MSCI, Inc.	44,965	7,977,241
NIKE, Inc. — B	167,624	14,201,105
NVIDIA Corp.	22,823	6,413,719

		54,219,953

Mexico — 3.1%
Arca Continental SAB de CV	768,276	4,958,447
Grupo Financiero Banorte SAB de CV — O	1,713,869	12,398,396
Wal-Mart de Mexico SAB de CV	10,336,524	31,356,443

		48,713,286

Total NORTH AMERICA		102,933,239

AFRICA — 2.7%
South Africa — 2.2%
Clicks Group, Ltd.	887,462	10,982,470
Mr. Price Group, Ltd.	987,925	15,946,522

	Number of Shares	Value (Note A)
Naspers, Ltd. — N	38,924	$8,399,684

		35,328,676

Egypt — 0.5%
Commercial International Bank Egypt SAE	1,778,224	8,259,017

Total AFRICA		43,587,693

MIDDLE EAST — 2.3%
Saudi Arabia — 1.4%
Al Rajhi Bank	964,191	22,162,355
Israel — 0.5%
Israel Chemicals, Ltd.	1,304,542	7,961,960
United Arab Emirates — 0.4%
NMC Health PLC	153,499	6,790,433

Total MIDDLE EAST		36,914,748

Total EQUITY SECURITIES (Cost $1,307,497,244)		1,516,811,607

TOTAL INVESTMENTS (COST $1,307,497,244)	95.1%	$1,516,811,607
Other Assets In Excess Of Liabilities	4.9%	78,618,275

Net Assets	100.0%	$1,595,429,882

1

144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2018, these securities amounted to $12,304,318 or 0.8% of net assets. These 144A securities have not been deemed illiquid.

2

Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment advisor.

**	Non-income producing security

ADR	— American Depository Receipt
NVDR	— Non-Voting Depository Receipt
SP ADR	— Sponsored American Depository Receipt
SP GDR	— Sponsored Global Depository Receipt
SP PREF ADR	— Sponsored Preferred American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 93.8%
FAR EAST — 66.8%
China — 24.5%
3SBio, Inc.[1]	532,500	$895,169
51Job, Inc. — ADR2**	13,590	1,046,294
Angang Steel Co., Ltd. — H	2,608,000	2,332,037
Anton Oilfield Services Group**	10,596,000	1,759,605
Baozun, Inc. — SP ADR2**	38,480	1,869,358
China Oriental Group Co., Ltd.	1,090,000	879,981
China Resources Cement Holdings, Ltd.	2,134,914	2,484,440
Chinasoft International, Ltd.	2,728,000	1,819,050
CIMC Enric Holdings, Ltd.	1,476,187	1,538,726
Country Garden Services Holdings Co., Ltd.**	1,435,000	2,437,998
Fu Shou Yuan International Group, Ltd.	1,006,000	785,180
Greentown Service Group Co., Ltd.	2,168,696	1,739,755
GreenTree Hospitality Group, Ltd. — ADR2**	80,906	1,027,506
Health and Happiness H&H International Holdings, Ltd.**	231,000	1,386,882
Hua Hong Semiconductor, Ltd.[1]	814,000	1,753,120
Kingdee International Software Group Co., Ltd.	2,507,966	2,729,550
Li Ning Co., Ltd.**	1,912,810	1,808,145
Maanshan Iron & Steel Co., Ltd. — H	4,861,546	2,608,275
Microport Scientific Corp.	622,000	823,152
Sichuan Swellfun Co., Ltd. — A	337,576	2,006,636
SSY Group, Ltd.	1,206,157	1,164,811
West China Cement, Ltd.	10,418,000	1,956,282
Wisdom Education International Holdings Co., Ltd.	3,022,000	1,594,316
Wuxi Biologics Cayman, Inc.1**	196,828	1,990,066
Xiabuxiabu Catering Management China Holdings Co., Ltd.[1]	689,842	1,031,016
Yihai International Holding, Ltd.	214,157	486,947
Zhejiang Supor Co., Ltd. — A	113,488	890,341

		42,844,638

India — 14.5%
Balkrishna Industries, Ltd.	87,111	1,223,988
Bandhan Bank, Ltd.[1]	408,656	3,186,547
Bharat Financial Inclusion, Ltd.**	145,248	2,081,040
Britannia Industries, Ltd.	10,708	860,230
Edelweiss Financial Services, Ltd.	4,727	12,357
Eris Lifesciences, Ltd.1,3**	117,775	1,185,874
Future Consumer, Ltd.**	1,076,848	579,350
India Grid Trust[1,3]	2,995,461	3,719,016

	Number of Shares	Value (Note A)
Jindal Steel & Power, Ltd.**	411,662	$1,115,048
L&T Technology Services, Ltd.[1]	107,184	2,567,226
Larsen & Toubro Infotech, Ltd.[1]	68,811	1,819,709
Page Industries, Ltd.	5,607	2,543,616
Phoenix Mills, Ltd.	147,742	1,118,408
RBL Bank, Ltd.[1]	175,861	1,241,871
Sterlite Technologies, Ltd.	513,557	2,078,245

		25,332,525

South Korea — 9.5%
Cafe24 Corp.**	13,245	1,786,299
Dentium Co., Ltd.	40,030	3,626,788
Douzone Bizon Co., Ltd.	40,431	2,227,031
Fila Korea, Ltd.	34,831	1,409,882
Foosung Co., Ltd.**	110,968	1,065,413
Koh Young Technology, Inc.	20,118	1,976,887
Medy-Tox, Inc.	1,539	858,816
POSCO Chemtech Co., Ltd.	31,414	2,067,363
SkC Kolon Pi, Inc.	39,787	1,685,814

		16,704,293

Taiwan — 5.7%
ASPEED Technology, Inc.	19,313	385,843
Chroma ATE, Inc.	511,000	2,451,823
Cub Elecparts, Inc.	6,334	47,194
Eclat Textile Co., Ltd.	103,000	1,275,145
Hiwin Technologies Corp.	173,876	1,437,910
Micro-Star International Co., Ltd.	299,961	810,493
Oriental Union Chemical Corp.	1,126,000	1,255,700
TCI Co., Ltd.	147,900	2,378,374

		10,042,482

Thailand — 5.7%
Bangkok Chain Hospital PCL — NVDR	3,737,366	2,403,748
IRPC PCL — NVDR	11,088,145	2,331,459
Land & Houses PCL — NVDR	11,606,179	4,127,120
TOA Paint Thailand PCL — NVDR	940,300	1,097,598

		9,959,925

Indonesia — 4.1%
PT Bank Tabungan Negara Persero Tbk	14,231,100	2,511,680
PT Bank Tabungan Pensiunan Nasional Syariah Tbk**	12,975,000	1,449,745
PT Indo Tambangraya Megah Tbk	1,011,800	1,755,194
PT Kresna Graha Investama Tbk**	30,527,600	1,434,038

		7,150,657

Malaysia — 1.2%
Malaysia Airports Holdings BHD	948,600	2,040,000
Cambodia — 1.0%
NagaCorp, Ltd.	1,718,276	1,799,851
Vietnam — 0.6%
Vietjet Aviation JSC	158,640	1,030,284

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Number of Shares	Value (Note A)
Total FAR EAST		$116,904,655

SOUTH AMERICA — 8.6%
Brazil — 8.6%
Banco Inter SA — Pref.[1]	184,600	1,375,855
Bradespar SA — Pref.	235,800	2,154,491
Cyrela Brazil Realty SA Empreendimentos e Participacoes	352,400	942,398
Fleury SA	285,700	1,518,149
Localiza Rent a Car SA	180,700	1,022,843
Lojas Renner SA	396,400	3,038,849
Metalurgica Gerdau SA — Pref.	1,555,447	3,073,496
Rumo SA**	492,400	1,820,339

Total SOUTH AMERICA		14,946,420

EUROPE — 5.9%
Russia — 2.5%
Evraz PLC	150,354	1,110,380
Globaltrans Investment PLC — SP GDR	219,069	2,300,225
TCS Group Holding PLC — GDR	56,103	1,037,906

		4,448,511

Poland — 1.0%
Dino Polska SA1**	64,518	1,742,973
Turkey — 1.0%
Tofas Turk Otomobil Fabrikasi AS	465,859	1,650,356
United Kingdom — 0.7%
KAZ Minerals PLC	181,151	1,297,680
Netherlands — 0.7%
OCI NV**	39,167	1,251,922

Total EUROPE		10,391,442

NORTH AMERICA — 5.9%
Mexico — 4.8%
Alsea SAB de CV	602,800	2,047,343
Banco del Bajio SA1	703,400	1,736,512
Grupo Aeroportuario del Centro Norte SAB de CV — ADR[2]	58,232	3,316,312
Grupo Aeroportuario del Pacifico SAB de CV — ADR[2]	12,307	1,343,678

		8,443,845

Canada — 1.1%
Gran Tierra Energy, Inc.2**	495,414	1,892,481

Total NORTH AMERICA		10,336,326

AFRICA — 3.4%
South Africa — 2.8%
Clicks Group, Ltd.	226,002	2,796,807
Kumba Iron Ore, Ltd.	91,736	2,082,106

		4,878,913

Kenya — 0.6%
Safaricom PLC	4,396,410	1,069,102

Total AFRICA		5,948,015

MIDDLE EAST — 3.2%
United Arab Emirates — 1.8%
NMC Health PLC	70,691	3,127,203

	Number of Shares	Value (Note A)
Israel — 1.4%
Frutarom Industries, Ltd.	23,822	$2,465,768

Total MIDDLE EAST		5,592,971

Total EQUITY SECURITIES (Cost $158,968,445)		164,119,829

TOTAL INVESTMENTS (COST $158,968,445)	93.8%	$164,119,829
Other Assets In Excess Of Liabilities	6.2%	10,775,053

Net Assets	100.0%	$174,894,882

1

144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2018, these securities amounted to $24,244,954 or 13.9% of net assets. These 144A securities have not been deemed illiquid, unless otherwise noted.

2	All or a portion of the security is pledged as collateral for derivatives transactions.
3

Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment adviser.

**	Non-income producing security

ADR	— American Depository Receipt
GDR	— Global Depository Receipt
NVDR	— Non-Voting Depository Receipt
SP ADR	— Sponsored American Depository Receipt
SP GDR	— Sponsored Global Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

September 30, 2018 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	14,000,000	CNH	96,509,000	BOA	11/14/18	$4,061
USD	4,500,000	MXN	85,306,410	GSC	11/13/18	(24,142)

						$(20,081)

BOA	— Bank of America
CNH	— Offshore Chinese Renminbi (Yuan)
GSC	— Goldman Sachs & Co
MXN	— Mexican Peso
USD	— United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 98.1%
FAR EAST — 45.7%
Vietnam — 33.1%
Airports Corp. of Vietnam JSC	450,600	$1,665,061
Bank for Foreign Trade of Vietnam JSC	123,950	334,749
Ho Chi Minh City Development Joint Stock Commercial Bank	238,040	396,436
Hoa Phat Group JSC**	188,340	341,519
Mobile World Investment Corp.	100,000	681,599
Nam Long Investment Corp.	236,458	330,448
Refrigeration Electrical Engineering Corp.	125,000	197,728
Saigon Securities, Inc.	293,450	421,416
Viet Capital Securities JSC	120,674	335,213
Vietjet Aviation JSC	49,457	321,198
Vietnam Prosperity JSC Bank**	175,845	202,021
Vincom Retail JSC**	209,090	375,560
Vinhomes JSC1**	80,000	363,519

		5,966,467

Bangladesh — 7.4%
BRAC Bank, Ltd.**	184,741	154,455
British American Tobacco Bangladesh Co., Ltd.	12,839	518,361
Delta Brac Housing Finance Corp., Ltd.	155,644	250,803
IFAD Autos, Ltd.	175,882	274,407
Square Pharmaceuticals, Ltd.	44,030	141,741

		1,339,767

Cambodia — 3.6%
NagaCorp, Ltd.	626,000	655,719
Sri Lanka — 1.6%
Ceylon Cold Stores PLC	56,423	283,291

Total FAR EAST		8,245,244

MIDDLE EAST — 21.4%
Pakistan — 7.9%
Bank Al Habib, Ltd.	216,000	140,353
Bank Alfalah, Ltd.	523,050	209,085
Engro Polymer & Chemicals, Ltd.	989,000	231,282
Meezan Bank, Ltd.	913,000	655,672
Pakistan Oilfields, Ltd.	42,950	189,944

		1,426,336

Kuwait — 7.5%
Human Soft Holding Co. KSC	18,197	195,053
National Bank of Kuwait SAKP	425,357	1,160,192

		1,355,245

Saudi Arabia — 2.5%
Samba Financial Group	34,623	289,433

	Number of Shares	Value (Note A)
United International Transportation Co.	21,936	$161,440

		450,873

United Arab Emirates— 1.7%
NMC Health PLC	7,142	315,945
Oman — 1.1%
Bank Muscat SAOG	176,158	193,138
Jordan — 0.7%
Al-Eqbal Investment Co. PLC**	6,460	124,374

Total MIDDLE EAST		3,865,911

EUROPE — 14.6%
Romania — 7.8%
Banca Transilvania	838,607	485,367
BRD-Groupe Societe Generale SA	96,910	327,349
Fondul Proprietatea SA	2,542,904	590,613

		1,403,329

Netherlands — 1.8%
OCI NV**	10,351	330,856
Ukraine — 1.6%
MHP SE — GDR	22,683	281,269
Norway — 1.0%
DNO ASA	87,814	181,535
Luxembourg — 1.0%
Globant SA**	3,039	179,271
United Kingdom — 0.8%
KAZ Minerals PLC	20,137	144,252
Georgia — 0.6%
TBC Bank Group PLC	5,261	115,476

Total EUROPE		2,635,988

AFRICA — 14.3%
Egypt — 5.9%
Cairo Investment & Real
Estate Development Co. SAE**	149,166	49,944
Eastern Tobacco	237,240	250,744
Edita Food Industries SAE	232,452	217,016
Ghabbour Auto**	1,147,694	352,890
Ibnsina Pharma SAE**	202,699	104,969
Juhayna Food Industries	151,700	86,262

		1,061,825

Kenya — 3.7%
Safaricom PLC	2,720,561	661,576
Nigeria — 2.1%
Dangote Cement PLC	175,811	98,845
Guaranty Trust Bank PLC	1,201,235	120,412
Zenith Bank PLC	2,787,209	164,347

		383,604

Morocco — 1.8%
Societe d’Exploitation des Ports	18,391	329,938
Ghana — 0.8%
FAN Milk, Ltd.**	57,000	143,264

Total AFRICA		2,580,207

NORTH AMERICA — 1.3%
Canada — 1.3%
Gran Tierra Energy, Inc.**	60,842	232,416

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Number of Shares	Value (Note A)
Total NORTH AMERICA		$232,416

SOUTH AMERICA — 0.8%
Argentina — 0.8%
Pampa Energia SA — SP ADR**	4,335	134,602

Total SOUTH AMERICA		134,602

Total EQUITY SECURITIES (Cost $15,642,015)		17,694,368

EQUITY CERTIFICATES — 0.6%
FAR EAST — 0.6%
Vietnam — 0.6%
Nam Long Investment Corp.[2]	78,080	109,116

Total FAR EAST		109,116

Total EQUITY CERTIFICATES (Cost $57,058)		109,116

TOTAL INVESTMENTS (COST $15,699,073)	98.7%	$17,803,484
Other Assets In Excess Of Liabilities	1.3%	231,768

Net Assets	100.0%	$18,035,252

1

144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2018, these securities amounted to $363,519 or 2.0% of net assets. This 144A security has not been deemed illiquid.

2

Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At September 30, 2018, the value of this restricted security amounted to $109,116 or 0.6% of net assets.

**	Non-income producing security

Additional information on each restricted security is as follows

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Nam Long		05/04/15 to
Investment Corp.	MACQ	04/10/18	$57,058

GDR	— Global Depository Receipt
MACQ	— Macquarie Capital Group, Ltd.
SP ADR	— Sponsored American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus International Small Cap Growth Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 95.2%
EUROPE — 50.8%
United Kingdom — 14.1%
ASOS PLC**	21,067	$1,582,181
Aveva Group PLC	172,272	6,498,203
Balfour Beatty PLC	1,183,347	4,227,671
boohoo Group PLC**	544,309	1,661,546
Burford Capital, Ltd.	174,388	4,418,684
Cranswick PLC	36,473	1,608,725
Croda International PLC	98,132	6,653,667
IQE PLC**	1,261,985	1,349,624
Oxford Biomedica PLC**	179,069	2,134,208
Rentokil Initial PLC	932,939	3,871,742
Spirax-Sarco Engineering PLC	28,042	2,668,160
Stock Spirits Group PLC	510,283	1,310,260
Vesuvius PLC	595,037	5,006,340

		42,991,011

Germany — 9.1%
ADO Properties SA1	29,414	1,762,197
Brenntag AG	74,441	4,594,601
CANCOM SE	24,727	1,117,364
Carl Zeiss Meditec AG	47,415	3,991,208
MTU Aero Engines AG	24,212	5,456,407
Puma SE	9,015	4,448,415
Scout24 AG1	61,121	2,849,934
TAG Immobilien AG	143,839	3,423,585

		27,643,711

Netherlands — 4.4%
Aalberts Industries NV	67,924	2,892,698
OCI NV**	232,035	7,416,693
Rhi Magnesita NV	49,945	3,051,826

		13,361,217

Norway — 3.7%
Elkem ASA1**	644,400	3,219,724
Petroleum Geo-Services ASA**	656,338	2,952,362
Sbanken ASA[1]	204,391	2,227,551
Schibsted ASA	76,297	2,864,858

		11,264,495

Switzerland — 3.6%
Burckhardt Compression Holding AG	11,311	3,934,762
Galenica AG1	41,034	2,337,274
Tecan Group AG	19,524	4,619,394

		10,891,430

France — 3.2%
CGG SA**	1,106,289	3,092,970
Maisons du Monde SA1	37,584	1,097,031
Teleperformance	30,300	5,716,716

		9,906,717

Luxembourg — 2.9%
B&M European Value Retail SA	821,663	4,142,479
Befesa SA1	40,043	2,075,863
Corestate Capital Holding SA	57,402	2,665,862

		8,884,204

	Number of Shares	Value (Note A)
Spain — 2.6%
Fluidra SA	116,567	$1,743,179
Liberbank SA**	3,623,975	2,028,069
Masmovil Ibercom SA**	37,473	4,324,695

		8,095,943

Italy — 2.5%
DiaSorin SpA	31,820	3,347,179
Maire Tecnimont SpA	497,676	2,240,810
Prysmian SpA	91,792	2,137,895

		7,725,884

Denmark — 2.1%
FLSmidth & Co., AS	46,302	2,881,395
GN Store Nord AS	34,963	1,703,268
Royal Unibrew AS	22,007	1,812,531

		6,397,194

Sweden — 1.1%
Com Hem Holding AB	207,677	3,435,034
Russia — 0.5%
Globaltrans Investment PLC — SP GDR	139,634	1,466,157
Austria — 0.5%
FACC AG	62,897	1,434,241
Poland — 0.5%
Dino Polska SA1**	52,839	1,427,461

Total EUROPE		154,924,699

FAR EAST — 22.9%
Japan — 13.9%
Arata Corp.	40,468	2,030,167
Fuji Electric Co., Ltd.	92,580	3,707,437
Minebea Mitsumi, Inc.	115,910	2,101,519
Miura Co., Ltd.	94,136	2,916,377
NET One Systems Co., Ltd.	172,958	4,152,697
Nichias Corp.	147,499	3,836,116
NOK Corp.	70,577	1,211,897
PALTAC Corp.	56,726	3,100,409
Ryohin Keikaku Co., Ltd.	4,541	1,350,870
Sato Holdings Corp.	122,696	4,065,749
Shimadzu Corp.	131,033	4,105,593
TechnoPro Holdings, Inc.	64,989	4,032,498
Tokyo Tatemono Co., Ltd.	207,832	2,535,250
United Arrows, Ltd.	74,555	3,175,904

		42,322,483

China — 3.1%
CIMC Enric Holdings, Ltd.	3,762,248	3,921,637
Goodbaby International Holdings, Ltd.	3,378,233	1,350,715
Kingdee International Software Group Co., Ltd.	2,143,879	2,333,295
Li Ning Co., Ltd.**	2,011,960	1,901,870

		9,507,517

Australia — 2.7%
Bapcor, Ltd.	975,930	5,403,766
NEXTDC, Ltd.**	576,959	2,710,862

		8,114,628

South Korea — 2.1%
CJ Logistics Corp.**	21,057	2,999,329
Douzone Bizon Co., Ltd.	31,513	1,735,807

Driehaus International Small Cap Growth Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Number of Shares	Value (Note A)
Koh Young Technology, Inc.	17,094	$1,679,735

		6,414,871

Cambodia — 0.7%
NagaCorp, Ltd.	2,096,214	2,195,732
Philippines — 0.4%
Megawide Construction Corp.	4,724,919	1,355,474

Total FAR EAST		69,910,705

NORTH AMERICA — 16.5%
Canada — 16.0%
Aritzia, Inc.**	213,129	2,823,239
ATS Automation Tooling Systems, Inc.**	304,485	5,662,315
CAE, Inc.	233,277	4,735,434
Canada Goose Holdings, Inc.**	53,434	3,448,630
Cargojet, Inc.	24,881	1,608,072
CES Energy Solutions Corp.	719,519	2,373,051
Kelt Exploration, Ltd.**	274,078	1,784,536
Kinaxis, Inc.**	68,191	5,127,853
Kirkland Lake Gold, Ltd.	152,990	2,899,543
Methanex Corp.	38,836	3,065,628
Parkland Fuel Corp.	249,692	8,391,693
Russel Metals, Inc.	75,899	1,574,802
TFI International, Inc.	147,970	5,370,521

		48,865,317

Mexico — 0.5%
Grupo Cementos de Chihuahua SAB de CV	228,200	1,490,970

Total NORTH AMERICA		50,356,287

SOUTH AMERICA — 2.3%
Brazil — 2.3%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	854,708	2,285,683
Marcopolo SA — Pref.	2,303,198	1,939,031
Rumo SA**	736,839	2,723,999

Total SOUTH AMERICA		6,948,713

AFRICA — 1.6%
South Africa — 1.6%
Clicks Group, Ltd.	206,218	2,551,977
Pick n Pay Stores, Ltd.	464,276	2,258,139

Total AFRICA		4,810,116

MIDDLE EAST — 1.1%
Israel — 1.1%
CyberArk Software, Ltd.**	41,415	3,306,574

Total MIDDLE EAST		3,306,574

Total EQUITY SECURITIES (Cost $257,040,598)		290,257,094

TOTAL INVESTMENTS (COST $257,040,598)	95.2%	$290,257,094
Other Assets In Excess Of Liabilities	4.8%	14,527,863

Net Assets	100.0%	$304,784,957

1

144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2018, these securities amounted to $16,997,035 or 5.6% of net assets. These 144A securities have not been deemed illiquid.

**	Non-income producing security

SP GDR	— Sponsored Global Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Micro Cap Growth Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 100.0%
HEALTH CARE — 35.7%
Health Care Equipment & Supplies — 15.0%
AxoGen, Inc.**	71,266	$2,626,152
BioLife Solutions, Inc.**	169,830	2,972,025
Cerus Corp.**	467,279	3,369,082
CryoLife, Inc.**	84,762	2,983,622
Establishment Labs Holdings, Inc.**	94,018	2,265,834
Inogen, Inc.**	32,858	8,021,295
IntriCon Corp.**	52,465	2,948,533
iRhythm Technologies, Inc.**	77,410	7,327,631
Neuronetics, Inc.**	74,461	2,387,220
Nuvectra Corp.**	212,774	4,676,772
OrthoPediatrics Corp.**	149,659	5,483,506
RA Medical Systems, Inc.**	18,572	338,010
Sientra, Inc.**	266,756	6,370,133
STAAR Surgical Co.**	59,286	2,845,728
Tactile Systems Technology, Inc.**	137,337	9,757,794
Tandem Diabetes Care, Inc.**	72,659	3,112,712

		67,486,049

Biotechnology — 13.0%
Adverum Biotechnologies, Inc.**	411,049	2,486,846
Allakos, Inc.**	61,907	2,785,196
Argenx SE — ADR**	59,595	4,519,685
Array BioPharma, Inc.**	424,381	6,450,591
Atara Biotherapeutics, Inc.**	54,207	2,241,459
Avid Bioservices, Inc.**	302,451	2,074,814
Avrobio, Inc.**	74,952	3,887,760
CareDx, Inc.**	157,789	4,552,213
Clementia Pharmaceuticals, Inc.1**	146,648	1,635,125
Deciphera Pharmaceuticals, Inc.**	61,436	2,378,802
Global Blood Therapeutics, Inc.**	42,498	1,614,924
Loxo Oncology, Inc.**	43,203	7,380,368
Mirati Therapeutics, Inc.**	87,368	4,115,033
Natera, Inc.**	156,691	3,751,183
Ovid Therapeutics, Inc.1**	72,600	411,642
Principia Biopharma, Inc.**	82,345	2,406,121
Sesen Bio, Inc.**	811,102	1,743,869
Sutro Biopharma, Inc.**	65,480	982,200
Vericel Corp.**	209,641	2,966,420

		58,384,251

Pharmaceuticals — 3.2%
Acer Therapeutics, Inc.**	98,339	3,032,775
Aclaris Therapeutics, Inc.**	68,727	997,916
MyoKardia, Inc.**	66,986	4,367,487
Reata Pharmaceuticals, Inc. — A**	51,545	4,214,319
Tricida, Inc.**	61,452	1,877,359

		14,489,856

Health Care Technology — 2.6%
Inspire Medical Systems, Inc.**	77,307	3,253,079

	Number of Shares	Value (Note A)
Tabula Rasa HealthCare, Inc.**	27,298	$2,216,325
Teladoc, Inc.**	71,676	6,189,223

		11,658,627

Life Sciences Tools & Services — 1.0%
Codexis, Inc.**	249,636	4,281,257

Health Care Providers & Services — 0.9%
PetIQ, Inc.**	102,728	4,038,238

Total HEALTH CARE		160,338,278

CONSUMER DISCRETIONARY — 18.2%
Hotels, Restaurants & Leisure — 5.2%
BJ’s Restaurants, Inc.	49,663	3,585,669
Century Casinos, Inc.1**	272,183	2,030,485
Eldorado Resorts, Inc.**	55,190	2,682,234
Golden Entertainment, Inc.**	64,859	1,557,265
Monarch Casino & Resort, Inc.**	46,589	2,117,470
Noodles & Co.**	283,180	3,426,478
PlayAGS, Inc.**	148,266	4,369,399
Wingstop, Inc.	49,640	3,388,923

		23,157,923

Leisure Equipment & Products — 4.1%
Callaway Golf Co.	221,232	5,373,725
Malibu Boats, Inc. — A**	141,692	7,753,386
MCBC Holdings, Inc.**	147,304	5,285,267

		18,412,378

Textiles, Apparel & Luxury Goods — 3.6%
Crocs, Inc.**	294,628	6,272,630
G-III Apparel Group, Ltd.**	92,359	4,450,780
Movado Group, Inc.	124,695	5,224,720

		15,948,130

Specialty Retail — 2.3%
Boot Barn Holdings, Inc.**	218,488	6,207,244
Conn’s, Inc.**	36,686	1,296,850
The Container Store Group, Inc.**	92,991	1,032,200
Tilly’s, Inc. — A	103,684	1,964,812

		10,501,106

Household Durables — 1.6%
Skyline Champion Corp.	180,049	5,144,000
The Lovesac Co.1**	86,379	2,157,747

		7,301,747

Diversified Consumer Services — 0.9%
Bridgepoint Education, Inc.**	154,062	1,565,270
Career Education Corp.**	177,244	2,646,253

		4,211,523

Distributors — 0.5%
Funko, Inc. — A**	84,045	1,991,026

Total CONSUMER DISCRETIONARY		81,523,833

INFORMATION TECHNOLOGY — 17.5%
Software — 10.7%
Altair Engineering, Inc. — A**	206,549	8,974,554
Alteryx, Inc. — A**	51,026	2,919,197
Everbridge, Inc.**	90,051	5,190,540
Five9, Inc.**	71,988	3,145,156

Driehaus Micro Cap Growth Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Number of Shares	Value (Note A)
Mimecast, Ltd.**	98,830	$4,139,000
MINDBODY, Inc. — A**	31,732	1,289,906
Q2 Holdings, Inc.**	36,125	2,187,369
SendGrid, Inc.**	137,924	5,074,224
ShotSpotter, Inc.**	43,906	2,690,999
Smartsheet, Inc. — A**	71,412	2,232,339
Upland Software, Inc.**	154,512	4,992,283
Zscaler, Inc.**	124,051	5,058,800

		47,894,367

Information Technology Services — 3.7%
Endava PLC — SP ADR**	145,010	4,198,039
Everi Holdings, Inc.**	359,730	3,298,724
I3 Verticals, Inc. — A**	191,415	4,398,717
Limelight Networks, Inc.**	49,116	246,562
Virtusa Corp.**	80,786	4,339,016

		16,481,058

Semiconductors & Semiconductor Equipment — 1.9%
Impinj, Inc.**	175,765	4,362,487
Inphi Corp.**	113,724	4,319,237

		8,681,724

Electronic Equipment, Instruments & Components — 1.1%
Control4 Corp.**	145,645	4,999,993
Computers & Peripherals — 0.1%
USA Technologies, Inc.**	85,900	618,480

Total INFORMATION TECHNOLOGY		78,675,622

INDUSTRIALS — 11.4%
Machinery — 2.9%
Columbus McKinnon Corp.	130,265	5,150,678
Kadant, Inc.	35,434	3,821,557
Kornit Digital, Ltd.**	178,677	3,913,026

		12,885,261

Construction & Engineering — 2.1%
Comfort Systems USA, Inc.	44,712	2,521,757
NV5 Global, Inc.**	57,811	5,012,214
Sterling Construction Co., Inc.**	133,911	1,917,605

		9,451,576

Aerospace & Defense — 1.3%
Kratos Defense & Security
Solutions, Inc.**	167,291	2,472,561
Mercury Systems, Inc.**	63,218	3,497,220

		5,969,781

Building Products — 1.3%
Gibraltar Industries, Inc.**	68,401	3,119,086
PGT Innovations, Inc.**	125,371	2,708,014

		5,827,100

Electrical Equipment — 1.1%
Atkore International Group, Inc.**	110,607	2,934,404
TPI Composites, Inc.**	75,956	2,168,544

		5,102,948

Airlines — 0.9%
Mesa Air Group, Inc.**	281,149	3,896,725
Air Freight & Logistics — 0.8%
Echo Global Logistics, Inc.**	110,299	3,413,754
Road & Rail — 0.7%
Saia, Inc.**	43,886	3,355,085

	Number of Shares	Value (Note A)
Trading Companies & Distributors — 0.3%
SiteOne Landscape Supply, Inc.**	18,758	$1,413,228

Total INDUSTRIALS		51,315,458

CONSUMER STAPLES — 6.1%
Food Products — 2.3%
Calavo Growers, Inc.	27,017	2,609,842
Freshpet, Inc.**	109,623	4,023,164
Limoneira Co.	140,546	3,669,656

		10,302,662

Personal Products — 1.5%
Medifast, Inc.	31,251	6,923,659
Beverages — 1.3%
MGP Ingredients, Inc.	22,117	1,746,801
Primo Water Corp.**	226,188	4,082,693

		5,829,494

Food & Staples Retailing — 1.0%
The Chefs’ Warehouse, Inc.**	123,410	4,485,953

Total CONSUMER STAPLES		27,541,768

FINANCIALS — 5.3%
Commercial Banks — 2.2%
Live Oak Bancshares, Inc.	153,406	4,111,281
TriState Capital Holdings, Inc.**	101,923	2,813,075
Triumph Bancorp, Inc.**	80,276	3,066,543

		9,990,899

Insurance — 1.6%
Goosehead Insurance, Inc. — A**	126,332	4,278,865
Kinsale Capital Group, Inc.	41,715	2,663,920

		6,942,785

Thrifts & Mortgage Finance — 1.1%
Meta Financial Group, Inc.	25,701	2,124,188
NMI Holdings, Inc. — A**	127,030	2,877,229

		5,001,417

Real Estate Investment Trust — 0.4%
Innovative Industrial Properties, Inc.	34,412	1,660,035

Total FINANCIALS		23,595,136

COMMUNICATION SERVICES — 3.0%
Interactive Media & Services — 1.4%
QuinStreet, Inc.**	454,178	6,163,195
Diversified Telecommunication Services — 1.0%
Bandwidth, Inc. — A**	89,554	4,797,408
Media — 0.6%
Cardlytics, Inc.**	103,008	2,579,320

Total COMMUNICATION SERVICES		13,539,923

ENERGY — 2.8%
Energy Equipment & Services — 1.7%
Cactus, Inc. — A**	127,144	4,867,072

Driehaus Micro Cap Growth Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Number of Shares	Value (Note A)
Solaris Oilfield Infrastructure, Inc. — A**	141,431	$2,671,632

		7,538,704

Oil, Gas & Consumable Fuels — 1.1%
Berry Petroleum Corp.	209,542	3,692,130
Penn Virginia Corp.**	17,846	1,437,317

		5,129,447

Total ENERGY		12,668,151

Total EQUITY SECURITIES (Cost $303,510,446)		449,198,169

TOTAL INVESTMENTS (COST $303,510,446)	100.0%	$449,198,169
Other Liabilities In Excess Of Assets	0.0%	(121,892)

Net Assets	100.0%	$449,076,277

1

Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment advisor.

**	Non-income producing security

ADR — American Depository Receipt

SP ADR — Sponsored American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Small Cap Growth Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 99.3%
CONSUMER DISCRETIONARY — 24.1%
Hotels, Restaurants & Leisure — 5.3%
BJ’s Restaurants, Inc.	21,357	$1,541,975
Eldorado Resorts, Inc.**	47,257	2,296,690
Planet Fitness, Inc. — A**	30,982	1,673,957
PlayAGS, Inc.**	38,107	1,123,013
SeaWorld Entertainment, Inc.**	29,854	938,311
Wingstop, Inc.	17,375	1,186,191

		8,760,137

Specialty Retail — 3.6%
Boot Barn Holdings, Inc.**	59,907	1,701,958
Carvana Co.**	16,733	988,753
DSW, Inc. — A	33,690	1,141,417
Five Below, Inc.**	16,133	2,098,258

		5,930,386

Textiles, Apparel & Luxury Goods — 3.4%
Canada Goose Holdings, Inc.**	27,154	1,752,519
Crocs, Inc.**	55,283	1,176,975
G-III Apparel Group, Ltd.**	31,303	1,508,492
Movado Group, Inc.	30,264	1,268,062

		5,706,048

Diversified Consumer Services — 3.3%
Bright Horizons Family Solutions, Inc.**	6,735	793,652
Chegg, Inc.**	35,769	1,016,913
Grand Canyon Education, Inc.**	16,267	1,834,918
Strategic Education, Inc.	5,931	812,725
Weight Watchers International, Inc.**	13,681	984,895

		5,443,103

Household Durables — 2.9%
Roku, Inc.**	47,424	3,463,375
Skyline Champion Corp.	46,535	1,329,505

		4,792,880

Leisure Equipment & Products — 2.5%
Callaway Golf Co.	66,451	1,614,095
Malibu Boats, Inc. — A**	46,908	2,566,806

		4,180,901

Auto Components — 1.3%
Fox Factory Holding Corp.**	17,907	1,254,385
Veoneer, Inc.**	15,581	858,046

		2,112,431

Distributors — 1.1%
Pool Corp.	10,709	1,787,118
Internet & Catalog Retail — 0.7%
Etsy, Inc.**	24,410	1,254,186

Total CONSUMER DISCRETIONARY		39,967,190

HEALTH CARE — 23.1%
Biotechnology — 9.5%
Allakos, Inc.**	21,995	989,555
Argenx SE — ADR**	22,729	1,723,767
Array BioPharma, Inc.**	138,983	2,112,542

	Number of Shares	Value (Note A)
Ascendis Pharma AS — ADR**	13,778	$976,309
Atara Biotherapeutics, Inc.**	24,576	1,016,218
CareDx, Inc.**	37,295	1,075,961
Deciphera Pharmaceuticals, Inc.**	15,865	614,293
Global Blood Therapeutics, Inc.**	22,494	854,772
Loxo Oncology, Inc.**	18,747	3,202,550
Mirati Therapeutics, Inc.**	23,704	1,116,458
Sarepta Therapeutics, Inc.**	12,540	2,025,335

		15,707,760

Health Care Equipment & Supplies — 8.1%
AxoGen, Inc.**	18,824	693,664
Glaukos Corp.**	8,452	548,535
Inogen, Inc.**	12,426	3,033,435
Insulet Corp.**	14,663	1,553,545
iRhythm Technologies, Inc.**	23,793	2,252,245
Sientra, Inc.**	78,378	1,871,667
Tactile Systems Technology, Inc.**	49,226	3,497,507

		13,450,598

Health Care Technology — 2.3%
Inspire Medical Systems, Inc.**	28,632	1,204,835
Medidata Solutions, Inc.**	10,482	768,435
Teladoc, Inc.**	20,501	1,770,261

		3,743,531

Pharmaceuticals — 2.2%
MyoKardia, Inc.**	26,143	1,704,524
Reata Pharmaceuticals, Inc. — A**	14,931	1,220,759
Tricida, Inc.**	24,016	733,689

		3,658,972

Health Care Providers & Services — 1.0%
HealthEquity, Inc.**	17,842	1,684,463

Total HEALTH CARE		38,245,324

INDUSTRIALS — 18.5%
Machinery — 7.9%
Barnes Group, Inc.	18,374	1,305,105
Chart Industries, Inc.**	17,732	1,388,948
Columbus McKinnon Corp.	46,344	1,832,442
Federal Signal Corp.	32,618	873,510
Gates Industrial Corp. PLC**	76,973	1,500,974
Harsco Corp.**	81,175	2,317,546
Kornit Digital, Ltd.**	64,482	1,412,156
Rexnord Corp.**	28,977	892,492
SPX FLOW, Inc.**	15,739	818,428
Sun Hydraulics Corp.	14,700	805,266

		13,146,867

Electrical Equipment — 3.0%
Bloom Energy Corp. — A**	34,459	1,174,363
Generac Holdings, Inc.**	32,765	1,848,274
Thermon Group Holdings, Inc.**	43,246	1,114,882
TPI Composites, Inc.**	30,357	866,692

		5,004,211

Driehaus Small Cap Growth Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Number of Shares	Value (Note A)
Aerospace & Defense — 2.4%
Axon Enterprise, Inc.**	12,560	$859,481
Cubic Corp.	10,973	801,578
Kratos Defense & Security Solutions, Inc.**	68,769	1,016,406
Mercury Systems, Inc.**	22,530	1,246,360

		3,923,825

Building Products — 1.0%
Gibraltar Industries, Inc.**	36,325	1,656,420
Road & Rail — 0.8%
Saia, Inc.**	16,323	1,247,893
Commercial Services & Supplies — 0.7%
Clean Harbors, Inc.**	16,725	1,197,176
Airlines — 0.7%
SkyWest, Inc.	18,166	1,069,977
Construction & Engineering — 0.6%
NV5 Global, Inc.**	11,249	975,288
Professional Services — 0.5%
ASGN, Inc.**	11,448	903,591
Air Freight & Logistics — 0.5%
XPO Logistics, Inc.**	7,863	897,719
Trading Companies & Distributors — 0.4%
SiteOne Landscape Supply, Inc.**	9,316	701,867

Total INDUSTRIALS		30,724,834

INFORMATION TECHNOLOGY — 16.9%
Software — 11.2%
Altair Engineering, Inc. — A**	56,736	2,465,179
Alteryx, Inc. — A**	17,472	999,573
Everbridge, Inc.**	27,499	1,585,042
Five9, Inc.**	20,135	879,698
Mimecast, Ltd.**	30,300	1,268,964
MINDBODY, Inc. — A**	30,991	1,259,784
Paylocity Holding Corp.**	13,790	1,107,613
Proofpoint, Inc.**	7,819	831,394
Q2 Holdings, Inc.**	15,102	914,426
RingCentral, Inc. — A**	35,838	3,334,726
Smartsheet, Inc. — A**	37,583	1,174,845
Zscaler, Inc.**	67,206	2,740,661

		18,561,905

Information Technology Services — 3.0%
Endava PLC — SP ADR**	48,991	1,418,289
EPAM Systems, Inc.**	19,989	2,752,485
Evo Payments, Inc. — A**	33,024	789,274

		4,960,048

Semiconductors & Semiconductor Equipment — 1.4%
Brooks Automation, Inc.	15,211	532,841
Monolithic Power Systems, Inc.	5,980	750,669
Semtech Corp.**	20,951	1,164,876

		2,448,386

Computers & Peripherals — 0.8%
Pure Storage, Inc. — A**	50,294	1,305,129
Communications Equipment — 0.5%
Lumentum Holdings, Inc.**	13,591	814,780

	Number of Shares	Value (Note A)
Total INFORMATION TECHNOLOGY		$28,090,248

MATERIALS — 5.0%
Metals & Mining — 2.6%
Allegheny Technologies, Inc.**	29,838	881,713
Carpenter Technology Corp.	24,568	1,448,284
Cleveland-Cliffs, Inc.**	148,129	1,875,313

		4,205,310

Chemicals — 2.4%
Ferro Corp.**	35,184	816,972
Ingevity Corp.**	20,903	2,129,598
Orion Engineered Carbons SA	33,982	1,090,822

		4,037,392

Total MATERIALS		8,242,702

FINANCIALS — 3.5%
Real Estate Investment Trust — 1.5%
Ryman Hospitality Properties, Inc.	28,579	2,462,652
Consumer Finance — 1.3%
Green Dot Corp. — A**	23,338	2,072,881
Commercial Banks — 0.7%
Live Oak Bancshares, Inc.	44,687	1,197,612

Total FINANCIALS		5,733,145

COMMUNICATION SERVICES — 3.3%
Interactive Media & Services — 3.3%
ANGI Homeservices, Inc. — A**	73,652	1,729,349
Cargurus, Inc.**	33,495	1,865,337
Eventbrite, Inc. — A**	22,332	847,946
Yelp, Inc.**	20,728	1,019,818

Total COMMUNICATION SERVICES		5,462,450

CONSUMER STAPLES — 2.6%
Food Products — 1.6%
Calavo Growers, Inc.	13,226	1,277,632
The Simply Good Foods Co.**	73,283	1,425,354

		2,702,986

Personal Products — 0.7%
Medifast, Inc.	5,119	1,134,114
Beverages — 0.3%
Primo Water Corp.**	29,789	537,691

Total CONSUMER STAPLES		4,374,791

ENERGY — 2.3%
Energy Equipment & Services — 2.3%
Cactus, Inc. — A**	43,690	1,672,453
Ensco PLC — A	128,342	1,083,206
Solaris Oilfield Infrastructure, Inc. — A**	57,899	1,093,712

Total ENERGY		3,849,371

Total EQUITY SECURITIES (Cost $135,793,129)		164,690,055

Driehaus Small Cap Growth Fund

Schedule of Investments

September 30, 2018 (unaudited)

		Value (Note A)
TOTAL INVESTMENTS (COST $135,793,129)	99.3%	$164,690,055
Other Assets In Excess Of Liabilities	0.7%	1,179,676

Net Assets	100.0%	$165,869,731

**	Non-income producing security

ADR	— American Depository Receipt
SP ADR	— Sponsored American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

A. Portfolio Valuation:

Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models, and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of September 30, 2018 is as follows:

Fund	Total Value at September 30, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus Emerging Markets Growth Fund
Equity Securities:
Africa	$43,587,693	$43,587,693	$—	$—
Europe	164,933,708	158,264,471	6,669,237	—
Far East	1,024,215,980	1,024,215,980	—	—
Middle East	36,914,748	36,914,748	—	—
North America	102,933,239	102,933,239	—	—
South America	144,226,239	144,226,239	—	—

Total Investments	$1,516,811,607	$1,510,142,370	$6,669,237	$—

Driehaus Emerging Markets Small Cap Growth Fund
Assets:
Equity Securities:
Africa	$5,948,015	$5,948,015	$—	$—
Europe	10,391,442	10,391,442	—	—
Far East	116,904,655	116,904,655	—	—
Middle East	5,592,971	5,592,971	—	—
North America	10,336,326	10,336,326	—	—
South America	14,946,420	14,946,420	—	—
Forward Contracts	4,061	—	4,061	—

Total Assets	$164,123,890	$164,119,829	$4,061	$—

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

Fund	Total Value at September 30, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Forward Contracts	$24,142	$—	$24,142	$—

Total Liabilities	$24,142	$—	$24,142	$—

Driehaus Frontier Emerging Markets Fund
Equity Securities:
Africa	$2,580,207	$2,386,999	$193,208	$—
Europe	2,635,988	2,635,988	—	—
Far East	8,245,244	7,563,645	681,599	—
Middle East	3,865,911	3,865,911	—	—
North America	232,416	232,416	—	—
South America	134,602	134,602	—	—
Equity Certificates*	109,116	—	109,116	—

Total Investments	$17,803,484	$16,819,561	$983,923	$—

Driehaus International Small Cap Growth Fund
Investments in Securities*	$290,257,094	$290,257,094	$—	$—

Driehaus Micro Cap Growth Fund
Investments in Securities*	$449,198,169	$449,198,169	$—	$—

Driehaus Small Cap Growth Fund
Investments in Securities*	$164,690,055	$164,690,055	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

For the period ended September 30, 2018, securities with end of period values of $143,264 held by Driehaus Frontier Emerging Markets Fund were transferred from level 1 to level 2, due to the lack of trading volume at the end of the quarter. For the period ended September 30, 2018, securities with end of period values of $283,291 held by Driehaus Frontier Emerging Markets Fund were transferred from level 2 to level 1, due to an increase in trading volume at the end of the quarter.

For additional information regarding the Funds’ policy for valuation of investments or other significant accounting policies, please refer to the Funds’ most recent Semi-Annual or Annual Report.

B. Options Contracts:

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security. The Driehaus Emerging Markets Small Cap Growth Fund used both purchased and written options during the period January 1, 2018 through September 30, 2018 to hedge exposure to certain countries, sectors or currencies.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period January 1, 2018 through September 30, 2018, the average monthly volume of purchased and written options based on premium value for Driehaus Emerging Markets Small Cap Growth Fund were $874,900 and $233,008, respectively.

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of September 30, 2018, the Funds had no outstanding option contracts.

C. Swap Contracts:

The Driehaus Emerging Markets Small Cap Growth Fund may engage in various swap transactions, including forward rate agreements and interest rate, primarily to manage risk, or as alternatives to direct investments. The Fund may also engage in credit default swaps’ which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). The Fund engaged in credit default swaps during the period January 1, 2018 through September 30, 2018 to protect against credit events and interest rate swaps to hedge currency risks.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at September 30, 2018, for the Driehaus Emerging Markets Small Cap Growth Fund was $0.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as net change in unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of September 30, 2018, the Driehaus Emerging Markets Small Cap Growth Fund had no outstanding swap contracts.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

D. Forward Foreign Currency Contracts:

The Driehaus Emerging Markets Small Cap Growth Fund used forward foreign currency contracts during the period January 1, 2018 through September 30, 2018 to hedge foreign currency exposure in the portfolio. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Schedule of Investments. In addition, the Fund could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of September 30, 2018, the Driehaus Emerging Markets Small Cap Growth Fund had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

E. Foreign Currency Spot Contracts

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On September 30, 2018, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates.

F. Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

On September 30, 2018, Driehaus Frontier Emerging Markets Fund had unrealized appreciation (depreciation) of $52,058 as a result of its investments in these financial instruments. The aggregate market values of these certificates for Driehaus Frontier Emerging Markets Funds represented 0.6% of its total market value of investments at September 30, 2018.

G. Derivative Investment Holdings Categorized by Risk Exposure:

Each Fund is subject to the Financial Accounting Standards Board’s (“FASB”) “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value of the Driehaus Emerging Markets Small Cap Growth Fund’s derivative contracts by primary risk exposure as of September 30, 2018:

Risk exposure category	Asset derivatives	Fair value	Liability derivatives	Fair value
Foreign currency contracts	Unrealized appreciation on forward foreign currency contracts	$4,061	Unrealized depreciation on forward foreign currency contracts	$24,142

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

The following table sets forth the fair value of the Driehaus Frontier Emerging Markets Fund’s derivative contracts by primary risk exposure as of September 30, 2018:

Risk exposure category	Asset derivatives	Fair value
Equity contracts	Investments, at fair value	$109,116

H. Federal Income Taxes

At September 30, 2018, the federal income tax basis and unrealized appreciation (depreciation) for all investments were as follows:

Fund	Basis	Gross Appreciation	Gross Depreciation	Net Appreciation
Driehaus Emerging Markets Growth Fund	$1,312,295,850	$266,541,676	$(62,025,919)	$204,515,757
Driehaus Emerging Markets Small Cap Growth Fund	$160,103,586	$18,347,098	$(14,330,855)	$4,016,243
Driehaus Frontier Emerging Markets Fund	$16,032,743	$2,762,830	$(992,089)	$1,770,741
Driehaus International Small Cap Growth Fund	$258,384,177	$46,416,165	$(14,543,248)	$31,872,917
Driehaus Micro Cap Growth Fund	$306,029,646	$149,538,183	$(6,369,660)	$143,168,523
Driehaus Small Cap Growth Fund	$136,033,914	$30,206,113	$(1,549,972)	$28,656,141

Driehaus Active Income Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 36.41%
Advertising — 2.99%
Getty Images, Inc. 5.74% (US LIBOR+350 basis points), 10/18/19 [2,7]	$35,860,005	$35,660,444
Auto Manufacturers — 1.15%
Navistar, Inc. 5.58% (US LIBOR+350 basis points), 11/6/24 [2,7]	13,641,162	13,740,606
Commercial Services — 1.61%
Syniverse Holdings, Inc. 7.08% (US LIBOR+500 basis points), 3/9/23 [2,7]	12,686,250	12,748,286
Syniverse Holdings, Inc. 11.07% (US LIBOR+900 basis points), 3/11/24 [2,7]	6,650,000	6,496,219

		19,244,505

Computers — 2.46%
DynCorp International, Inc. 8.17% (US LIBOR+600 basis points), 7/7/20 [2,7]	10,649,035	10,688,969
McAfee LLC 6.74% (US LIBOR+450 basis points), 9/29/24 [2,7]	9,979,200	10,073,653
McAfee LLC 10.74% (US LIBOR+850 basis points), 9/28/25 [2,7]	8,400,000	8,589,000

		29,351,622

Distribution/Wholesale — 2.02%
Fossil Group, Inc. 9.17% (US LIBOR+700 basis points), 12/31/20 [2,7]	23,997,561	24,042,676
Entertainment — 2.76%
Golden Entertainment, Inc. 5.08% (US LIBOR+300 basis points), 10/20/24 [2,7]	10,944,862	10,999,586
Golden Entertainment, Inc. 9.25% (US LIBOR+700 basis points), 10/20/25 [2,7]	10,025,000	10,181,641
Scientific Games International, Inc. 4.83% (US LIBOR+275 basis points), 8/14/24 [2,7]	11,785,000	11,780,404

		32,961,631

Food — 0.57%
Chobani LLC 5.58% (US LIBOR+350 basis points), 10/7/23 [2,7]	6,895,793	6,753,567
Healthcare — Services — 1.99%
Envision Healthcare 3.75% (US LIBOR+375 basis points), 10/11/25 [2,7]	20,000,000	19,950,000
Heartland Dental LLC 3.75% (US LIBOR+375 basis points), 4/30/25 [2,7]	498,913	499,744
Heartland Dental LLC 5.83% (US LIBOR+375 basis points), 4/30/25 [2,7]	3,317,772	3,323,296

		23,773,040

Driehaus Active Income Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Insurance — 4.66%
Acrisure LLC 5.99% (US LIBOR+425 basis points), 11/22/23 [2,7]	$16,830,000	$16,921,218
Acrisure LLC 6.09% (US LIBOR+375 basis points), 11/22/23 [2,7]	2,543,625	2,554,232
Asurion LLC 8.74% (US LIBOR+650 basis points), 8/4/25 [2,7]	29,128,049	29,992,861
Genworth Holdings, Inc. 6.40% (US LIBOR+450 basis points), 3/7/23 [2,7]	5,920,250	6,068,286

		55,536,597

Internet — 4.58%
EIG Investors Corp. 5.81% (US LIBOR+375 basis points), 2/9/23 [2,7]	12,069,363	12,181,427
Hoya Midco LLC 5.58% (US LIBOR+400 basis points), 6/30/24 [2,7]	24,873,223	24,779,948
ProQuest LLC 5.92% (US LIBOR+375 basis points), 10/24/21 [2,7]	6,482,322	6,520,827
Uber Technologies, Inc. 5.65% (US LIBOR+350 basis points), 7/13/23 [2,7]	11,034,986	11,090,161

		54,572,363

Investment Companies — 0.59%
Larchmont Resources LLC 11.33% (US LIBOR+900 basis points), 8/7/20 [2,4,7]	7,083,241	7,012,409
Leisure Time — 1.32%
Equinox Holdings, Inc. 5.08% (US LIBOR+300 basis points), 3/8/24 [2,7]	7,940,196	7,986,845
Equinox Holdings, Inc. 9.08% (US LIBOR+700 basis points), 3/8/25 [2,7]	7,500,000	7,699,237

		15,686,082

Media — 1.50%
Cumulus Media New Holdings, Inc. 5.50% (US LIBOR+450 basis points), 5/15/22 [2,7]	18,048,804	17,883,387
Oil & Gas Services — 1.52%
McDermott Technology Americas, Inc. 7.24% (US LIBOR+500 basis points), 5/10/25 [2,7]	17,910,000	18,174,889
Real Estate Investment Trusts — 0.79%
Uniti Group, Inc. 5.24% (US LIBOR+300 basis points), 10/24/22 [2,7]	9,847,423	9,437,524
Retail — 1.53%
Ascena Retail Group, Inc. 6.63% (US LIBOR+450 basis points), 8/21/22 [2,7]	14,587,418	14,152,859
Neiman Marcus Group Ltd. LLC 5.37% (US LIBOR+325 basis points), 10/25/20 [2,7]	4,418,888	4,114,603

		18,267,462

Driehaus Active Income Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Software — 1.07%
Evergreen Skills Lux Sarl (Luxembourg) 6.99% (US LIBOR+475 basis points), 4/28/21 [2,7,8]	$13,403,839	$12,783,911
Telecommunications — 3.30%
Avaya, Inc. 6.32% (US LIBOR+425 basis points), 12/15/24 [2,7]	23,343,600	23,578,903
Consolidated Communications, Inc. 5.08% (US LIBOR+300 basis points), 10/5/23 [2,7]	15,931,958	15,734,004

		39,312,907

Total BANK LOANS (Cost $436,299,221)		434,195,622

CORPORATE BONDS — 38.31%
Agriculture — 2.38%
Adecoagro S.A. (Argentina) 6.00%, 9/21/27 [1,8]	3,000,000	2,634,870
Vector Group Ltd. 6.13%, 2/1/25 [1,3]	27,860,000	25,770,500

		28,405,370

Auto Parts & Equipment — 0.33%
American Axle & Manufacturing, Inc. 6.25%, 4/1/25	3,975,000	3,958,504
Banks — 7.45%
JPMorgan Chase & Co. 5.81% (LIBOR 3 Month+347 basis points), 12/29/49 [2,3]	29,413,000	29,538,005
Royal Bank of Scotland Group PLC (United Kingdom) 4.71% (LIBOR 3 Month+232 basis points), 3/29/49 [2,3,8]	18,500,000	17,413,125
State Street Corp. 3.33% (LIBOR 3 Month+100 basis points), 6/15/37 [2,3]	21,883,000	19,585,285
USB Realty Corp. 3.49% (LIBOR 3 Month+115 basis points), 1/15/62 [1,2,3]	24,835,000	22,289,413

		88,825,828

Building Materials — 1.31%
Builders FirstSource, Inc. 5.63%, 9/1/24 [1,3]	16,269,000	15,638,576
Chemicals — 1.19%
Venator Finance Sarl / Venator Materials LLC (Luxembourg) 5.75%, 7/15/25 [1,8]	15,725,000	14,231,125
Computers — 2.07%
DynCorp International, Inc. 11.88%, 11/30/20 [3]	23,708,906	24,657,262
Diversified Financial Services — 4.40%
Curo Group Holdings Corp. 8.25%, 9/1/25 [1]	15,000,000	14,437,650

Driehaus Active Income Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
ILFC E-Capital Trust I 4.78%, 12/21/65 [1,2,9]	$39,826,000	$36,241,660
ILFC E-Capital Trust I 4.78%, 12/21/65 [2,10]	1,950,000	1,774,500

		52,453,810

Holding Companies — Diversified — 2.45%
Spectrum Brands Holdings, Inc. 7.75%, 1/15/22 [3]	28,360,000	29,196,620
Insurance — 0.39%
Acrisure LLC / Acrisure Finance, Inc. 7.00%, 11/15/25 [1]	5,040,000	4,699,548
Internet — 1.65%
EIG Investors Corp. 10.88%, 2/1/24 [3]	18,060,000	19,707,975
Media — 5.19%
Altice France S.A. (France) 7.38%, 5/1/26 [1,3,8]	15,320,000	15,320,000
Altice Luxembourg S.A. (Luxembourg) 7.75%, 5/15/22 [1,3,8]	16,005,000	15,544,856
Lee Enterprises, Inc. 9.50%, 3/15/22 [1]	11,050,000	11,464,375
Sinclair Television Group, Inc. 5.63%, 8/1/24 [1,3]	15,310,000	14,984,663
VTR Finance BV (Chile) 6.88%, 1/15/24 [8]	2,700,000	2,747,250
VTR Finance BV (Chile) 6.88%, 1/15/24 [1,8]	1,800,000	1,831,500

		61,892,644

Miscellaneous Manufacturing — 0.35%
Amsted Industries, Inc. 5.00%, 3/15/22 [1]	4,100,000	4,110,250
Oil & Gas — 0.00%
Rio Oil Finance Trust Series 2014-1 (Brazil) 9.25%, 7/6/24 [1,3,8]	3,127	3,322
Packaging & Containers — 1.09%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 6.00%, 2/15/25 [1,3,8]	13,260,000	12,978,225
Pharmaceuticals — 1.04%
HLF Financing Sarl LLC / Herbalife International, Inc. 7.25%, 8/15/26 [1]	12,150,000	12,347,437
Software — 1.54%
BMC Software Finance, Inc. 8.13%, 7/15/21 [1,3]	17,000,000	17,357,000

Driehaus Active Income Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Donnelley Financial Solutions, Inc. 8.25%, 10/15/24	$1,000,000	$1,055,625

		18,412,625

Telecommunications — 3.83%
Consolidated Communications, Inc. 6.50%, 10/1/22	12,000,000	11,340,000
HC2 Holdings, Inc. 11.00%, 12/1/19 [1,3]	34,220,000	34,391,100

		45,731,100

Transportation — 1.65%
XPO CNW, Inc. 6.70%, 5/1/34 [3]	19,277,000	19,614,347

Total CORPORATE BONDS (Cost $466,680,011)		456,864,568

CONVERTIBLE CORPORATE BONDS — 0.54%
Software — 0.54%
Avaya Holdings Corp. 2.25%, 6/15/23 [1]	6,375,000	6,469,599

Total CONVERTIBLE CORPORATE BONDS (Cost $6,371,647)		6,469,599

U.S. GOVERNMENT AND AGENCY SECURITIES — 0.55%
United States Treasury Note 2.00%, 8/15/25 [3]	7,047,000	6,603,807

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $6,932,930)		6,603,807

COMMON STOCK — 1.82%
Banks — 1.30%
BB&T Corp.	68,510	3,325,476
Huntington Bancshares, Inc.	200,000	2,984,000
Kearny Financial Corp.	200,000	2,770,000
KeyCorp	172,025	3,421,577
M&T Bank Corp.	18,270	3,006,146

		15,507,199

Investment Companies — 0.18%
Larchmont Resources LLC [4]	7,824	2,151,600
Media — 0.09%
Altice USA, Inc.	60,336	1,094,495
Charter Communications, Inc., Class A*	—	117

		1,094,612

Savings & Loans — 0.25%
Investors Bancorp, Inc.	244,282	2,997,340

Total COMMON STOCK (Cost $20,278,925)		21,750,751

Driehaus Active Income Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
CONVERTIBLE PREFERRED STOCK — 1.16%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - B 5.25%, 3/6/34 [4,5,6]	475,000	$—
General Motors Corp. Senior Convertible Preferred Escrow - C 6.25%, 12/15/12 [4,5,6]	11,790,650	—

		—

Electric — 1.16%
CenterPoint Energy, Inc. 7.00%, 9/1/21	275,000	13,884,750

Total CONVERTIBLE PREFERRED STOCK (Cost $13,814,300)		13,884,750

PREFERRED STOCKS — 3.30%
Banks — 3.30%
GMAC Capital Trust I 8.10% (LIBOR 3 Month+579 basis points), 2/15/40 [2,3]	1,495,895	39,342,039

Total PREFERRED STOCKS (Cost $39,945,229)		39,342,039

TOTAL INVESTMENTS (Cost $990,322,263)	82.09%	979,111,136
Other Assets less Liabilities	17.91%	213,554,802

Net Assets	100.00%	$1,192,665,938

Driehaus Active Income Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
SECURITIES SOLD SHORT — (3.09)%
CORPORATE BONDS — (0.14)%
Healthcare — Services — (0.14)%
Hadrian Merger Sub, Inc. 8.50%, 5/1/26 [1]	$(1,700,000)	$(1,632,000)

Total CORPORATE BONDS (Proceeds $1,689,906)		(1,632,000)

U.S. GOVERNMENT AND AGENCY SECURITIES — (2.21)%
United States Treasury Bond 3.00%, 11/15/44	(16,000,000)	(15,451,872)
3.00%, 5/15/45	(11,293,000)	(10,902,161)

		(26,354,033)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $28,427,311)		(26,354,033)

COMMON STOCK — (0.74)%
Electric — (0.74)%
CenterPoint Energy, Inc.	(320,000)	(8,848,000)
Media — (0.00)%
Charter Communications, Inc., Class A*	—	(119)

Total COMMON STOCK (Proceeds $8,781,755)		(8,848,119)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $38,898,972)	(3.09)%	$(36,834,152)

*	Non-income producing security.

US LIBOR – U.S. Dollar London Interbank Offered Rate.

LIBOR 3 Month – 3 Month U.S. Dollar London Interbank Offered Rate.

[1]

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Variable or Floating rate security. Rates disclosed as of September 30, 2018.
[3]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[4]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund.
[5]	Security is in default.
[6]	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2018 (unaudited)

[7]

Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at September 30, 2018. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

[8]	Foreign security denominated in U.S. dollars and traded in the U.S.
[9]	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, and the Constant Maturity Treasury 30 year rate, with a maximum of 12.95%.
[10]	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, and the Constant Maturity Treasury 30 year rate, with a maximum of 14.5%.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2018 (unaudited)

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Bank of America	Ally Financial, Inc. 7.50%, 9/15/20	USD	10,000,000	Buy	5.00%	Quarterly	12/20/2018	0.15%	$(1,492,458)	$1,366,141	$(126,317)
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	Quarterly	12/20/2018	0.16	(2,134,040)	1,986,538	(147,502)

TOTAL CREDIT DEFAULT SWAPS									$(3,626,498)	$3,352,679	$(273,819)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[2]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[3]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

EUR - Euro

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2018 (unaudited)

FUTURES CONTRACTS

Counterparty	Futures Contracts	Number of Contracts (Short)	Expiration Date	Notional Amount	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	U.S. 5 Year Treasury Note	(960)	December 31, 2018	$(108,642,780)	$(107,977,536)	$665,244
Goldman Sachs	U.S. 10 Year Treasury Note	(303)	December 19, 2018	(36,352,202)	(35,990,734)	361,468
Goldman Sachs	U.S. Treasury Long Bond	(130)	December 19, 2018	(18,698,366)	(18,265,000)	433,366

TOTAL FUTURES CONTRACTS				$(163,693,348)	$(162,233,270)	$1,460,078

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2018 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	USD	5,885,125	EUR	5,000,000	November 5, 2018	$62,049
Goldman Sachs	EUR	5,000,000	USD	5,858,385	November 5, 2018	(35,309)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$26,740

EUR = Euro

USD = United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 10.89%
Advertising — 3.98%
Getty Images, Inc. 5.74% (US LIBOR+350 basis points), 10/18/19 [2,3]	$2,389,179	$2,375,883
Distribution/Wholesale — 4.83%
Fossil Group, Inc. 9.17% (US LIBOR+700 basis points), 12/31/20 [2,3]	2,872,500	2,877,901
Entertainment — 2.08%
Golden Entertainment, Inc. 9.25% (US LIBOR+700 basis points), 10/20/25 [2,3]	1,221,320	1,240,403

Total BANK LOANS (Cost $6,396,664)		6,494,187

CORPORATE BONDS — 13.74%
Banks — 1.51%
USB Realty Corp. 3.49% (LIBOR 3 Month+115 basis points), 1/15/62 [1,2,4]	1,000,000	897,500
Diversified Financial Services — 1.73%
Abe Investment Holdings, Inc./Getty Images, Inc. 7.00%, 10/15/20 [1]	1,049,000	1,034,576
Telecommunications — 10.50%
Consolidated Communications, Inc. 6.50%, 10/1/22 [4]	3,427,000	3,238,515
HC2 Holdings, Inc. 11.00%, 12/1/19 [1,4]	3,005,000	3,020,025

		6,258,540

Total CORPORATE BONDS (Cost $7,839,272)		8,190,616

COMMON STOCK — 66.20%
Aerospace & Defense — 3.01%
Rockwell Collins, Inc. [4]	12,788	1,796,330
Banks — 0.89%
Kearny Financial Corp.	38,190	528,932
Biotechnology — 17.37%
Acer Therapeutics, Inc. *	30,346	935,871
Adverum Biotechnologies, Inc. *	148,896	900,821
Allakos, Inc. *	4,072	183,199
Argenx SE ADR (Netherlands) *	22,112	1,676,974
Atara Biotherapeutics, Inc. *	7,996	330,635
Avrobio, Inc. *	2,797	145,080
Blueprint Medicines Corp. *	5,444	424,959
Deciphera Pharmaceuticals, Inc. *	5,462	211,489
Fate Therapeutics, Inc. *	2,093	34,095
Ideaya Biosciences, Inc. Private Equity [5,7]	1,544,998	1,171,726

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Loxo Oncology, Inc. *4	19,998	$3,416,258
Orchard Therapeutics Private Equity [5,7]	29,036	256,937
Sesen Bio, Inc. *	311,617	669,976

		10,358,020

Building Materials — 1.35%
Builders FirstSource, Inc. *	54,861	805,359
Chemicals — 3.24%
Huntsman Corp.	70,975	1,932,649
Commercial Services — 2.04%
Quanta Services, Inc. *	36,353	1,213,463
Computers — 2.06%
Perspecta, Inc.	47,876	1,231,371
Electronics — 0.34%
IntriCon Corp. *	3,600	202,320
Healthcare — Products — 4.25%
Inspire Medical Systems, Inc. *	13,451	566,018
IRIDEX Corp. *	58,660	372,491
Nuvectra Corp. *	27,196	597,768
Sientra, Inc. *	41,813	998,495

		2,534,772

Healthcare - Services — 0.98%
Natera, Inc. *4	24,444	585,189
Insurance — 6.34%
FGL Holdings (Bermuda) *4	422,112	3,777,902
Media — 0.87%
Altice USA, Inc.	28,673	520,128
Pharmaceuticals — 9.53%
Aclaris Therapeutics, Inc. *4	76,299	1,107,862
Array BioPharma, Inc. *4	149,060	2,265,712
Clementia Pharmaceuticals, Inc. (Canada) *	97,332	1,085,252
Histogenics Corp. *	24,092	13,130
Mirati Therapeutics, Inc. *	13,482	635,002
Principia Biopharma, Inc. *	1,796	52,479
Sutro Biopharma, Inc. *	34,867	523,005

		5,682,442

Savings & Loans — 5.02%
OceanFirst Financial Corp. [4]	69,330	1,887,163
Waterstone Financial, Inc. [4]	64,540	1,106,861

		2,994,024

Semiconductors — 2.14%
Marvell Technology Group Ltd. (Bermuda)	66,075	1,275,247

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Software — 1.09%
Avaya Holdings Corp. *	29,236	$647,285
Telecommunications — 0.94%
HC2 Holdings, Inc. *	91,714	561,290
Transportation — 4.74%
XPO Logistics, Inc. *	24,762	2,827,078

Total COMMON STOCK (Cost $38,696,149)		39,473,801

CONVERTIBLE PREFERRED STOCK — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - B 5.25%, 3/6/34 [5,6,7]	25,000	—
General Motors Corp. Senior Convertible Preferred Escrow - C 7.25%, 4/15/41 [5,6,7]	162,750	—

		—

Total CONVERTIBLE PREFERRED STOCK (Cost $1,877)		—

PURCHASED CALL OPTIONS — 0.25%
United Technologies Corp., Exercise Price: $135.00, Notional Amount $2,160,000, Expiration Date: January 18, 2019 *	160	146,400

Total PURCHASED CALL OPTIONS (Premiums paid $158,201)		146,400

TOTAL INVESTMENTS (Cost $53,092,163)	91.08%	54,305,004
Other Assets less Liabilities	8.92%	5,321,489

Net Assets	100.00%	$59,626,493

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
SECURITIES SOLD SHORT — (21.75)%
COMMON STOCK — (1.06)%
Commercial Services — (1.06)%
Rent-A-Center, Inc. *	(44,160)	$(635,021)

Total COMMON STOCK (Proceeds $649,921)		(635,021)

EXCHANGE-TRADED FUNDS — (20.69)%
iShares Nasdaq Biotechnology ETF	(32,760)	(3,994,754)
SPDR S&P Biotech ETF	(72,240)	(6,925,649)
SPDR S&P Regional Banking ETF	(23,788)	(1,413,483)

		(12,333,886)

Total EXCHANGE-TRADED FUNDS (Proceeds $10,573,194)		(12,333,886)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $11,223,115)	(21.75)%	$(12,968,907)

*	Non-income producing security.

US LIBOR – U.S. Dollar London Interbank Offered Rate.

LIBOR 3 Month – 3 Month U.S. Dollar London Interbank Offered Rate.

[1]

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Variable or floating rate security. Rates disclosed as of September 30, 2018.
[3]

Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at September 30, 2018. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

[4]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[5]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund.
[6]	Security is in default.
[7]	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts		Value
SOVEREIGN BONDS — 26.05%
Argentina — 1.22%
Argentine Republic Government International Bond 5.63% , 1/26/22	$550,000		$495,000
Brazil — 1.13%
Brazilian Government International Bond 4.63% , 1/13/28	500,000		457,755
Egypt — 3.19%
Egypt Treasury Bills 16.66% , 3/5/19 [5]	25,000,000	[5]	1,288,803
Indonesia — 2.32%
Indonesia Treasury Bond 8.38% , 9/15/26 [5]	13,900,000,000	[5]	939,575
Mexico — 3.22%
Mexican Bonos 8.00% , 12/7/23 [5]	241,500	[5]	1,303,047
Nigeria — 2.90%
Nigeria Government International Bond 7.70% , 2/23/38	1,200,000		1,174,608
Peru — 2.45%
Peruvian Government International Bond 6.95% , 8/12/31 [5]	3,000,000	[5]	991,132
Poland — 4.99%
Republic of Poland Government Bond 2.75% , 4/25/28 [5]	7,750,000	[5]	2,018,641
Saudi Arabia — 2.38%
Saudi Government International Bond 4.63% , 10/4/47	1,000,000		963,300
South Africa — 2.25%
Republic of South Africa Government Bond 8.50% , 1/31/37 [5]	7,351,000	[5]	461,920
Republic of South Africa Government International Bond 4.30% , 10/12/28	500,000		448,360

			910,280

Total SOVEREIGN BONDS (Cost $10,639,067)			10,542,141

EQUITY SECURITIES — 68.40%
Brazil — 6.95%
Ambev SA ADR [2,3]	64,433		294,459
Cyrela Brazil Realty SA Empreendimentos e Participacoes	147,423		392,047
Itau Unibanco Holding SA — SP ADR [2,3]	77,751		853,706
Petroleo Brasileiro SA — SP ADR [2,3]	22,063		266,300
Transmissora Alianca de Energia Eletrica SA	42,843		212,168

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Vale SA — ADR [2,3]	53,578	$795,098

		2,813,778

China — 22.16%
AIA Group, Ltd.	104,320	931,476
Alibaba Group Holding, Ltd. — SP ADR * 2, 3	7,414	1,221,531
Aluminum Corp. of China, Ltd. — H *	358,000	159,144
Anhui Conch Cement Co., Ltd. — H	27,000	162,964
Baidu, Inc. ADR * 2, 3	1,090	249,261
China Merchants Bank Co., Ltd.	60,500	245,759
China Overseas Land & Investment, Ltd.	85,115	266,379
China Resources Gas Group, Ltd.	37,416	152,228
CNOOC, Ltd. ADR [2,3]	3,014	595,386
CSPC Pharmaceutical Group, Ltd.	201,273	427,310
Industrial & Commercial Bank of China, Ltd.	929,038	678,823
Kingdee International Software Group Co., Ltd.	385,604	419,670
Kunlun Energy Co., Ltd.	320,000	372,388
Momo, Inc. ADR * 2, 3	8,139	356,488
Ping An Insurance Group Co. of China, Ltd. — H	103,739	1,053,504
Sands China, Ltd.	42,210	191,143
Tencent Holdings, Ltd.	35,918	1,482,895

		8,966,349

Cyprus — 0.94%
TCS Group Holding PLC GDR [3]	20,467	378,639
Czech Republic — 0.57%
Moneta Money Bank AS 1	62,310	229,395
Egypt — 0.37%
Commercial International Bank Egypt SAE — GDR [3]	32,956	150,279
France — 0.52%
LVMH Moet Hennessy Louis Vuitton SE	595	210,423
Greece — 0.46%
OPAP SA	17,768	186,489
India — 8.60%
Biocon, Ltd.	21,475	204,811
Coal India, Ltd.	99,074	363,891
HDFC Bank, Ltd. — ADR [2,3]	5,100	479,910
Housing Development Finance Corp., Ltd.	8,550	206,939
ICICI Bank, Ltd. — SP ADR [2,3]	21,306	180,888
ICICI Lombard General Insurance Co., Ltd. [1]	28,086	313,192
Indiabulls Housing Finance, Ltd.	15,305	180,909
ITC, Ltd.	27,185	111,661
Maruti Suzuki India, Ltd.	1,709	173,233
Reliance Industries, Ltd.	20,939	363,363

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Sun Pharmaceutical Industries, Ltd.	27,826	$239,241
Tata Consultancy Services, Ltd.	21,989	662,400

		3,480,438

Indonesia — 1.97%
PT Bank Central Asia Tbk	234,497	380,036
Telekomunikasi Indonesia Persero Tbk	1,698,036	414,780

		794,816

Japan — 0.52%
Sony Corp.	3,447	211,334
Kuwait — 1.07%
National Bank of Kuwait SAKP	157,980	430,902
Mexico — 2.84%
Grupo Financiero Banorte SAB de CV — O	29,201	211,120
Prologis Property Mexico SA de CV	259,410	523,976
Wal-Mart de Mexico SAB de CV	135,822	413,911

		1,149,007

Netherlands — 0.94%
Heineken NV	4,059	380,593
Philippines — 0.86%
BDO Unibank, Inc.	157,185	348,524
Russia — 2.83%
Sberbank of Russia PJSC — SP ADR [3]	21,608	273,989
Tatneft PJSC — ADR [3]	6,627	506,965
Yandex NV — A * 2, 3	11,122	365,803

		1,146,757

Saudi Arabia — 0.83%
Al Rajhi Bank	14,558	334,622
South Africa — 0.51%
Shoprite Holdings, Ltd.	15,292	207,245
South Korea — 6.52%
KB Financial Group, Inc.	8,590	419,723
Koh Young Technology, Inc.	5,072	498,398
Macquarie Korea Infrastructure Fund	51,186	419,917
POSCO	1,055	280,097
Samsung Electronics Co., Ltd.	24,369	1,020,455

		2,638,590

Taiwan — 6.48%
Cathay Financial Holding Co., Ltd.	238,022	409,267
Chipbond Technology Corp.	111,000	214,489
Eclat Textile Co., Ltd.	28,000	346,641
Taiwan Semiconductor Manufacturing Co., Ltd.	160,175	1,377,066

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Vanguard International Semiconductor Corp.	122,825	$273,544

		2,621,007

Thailand — 1.79%
Indorama Ventures PCL — NVDR	141,600	258,330
Kasikornbank PCL — NVDR	69,897	466,845

		725,175

United States — 0.67%
NVIDIA Corp. [2]	969	272,308

Total EQUITY SECURITIES (Cost $25,576,372)		27,676,670

PURCHASED PUT OPTIONS — 0.05%
VanEck Vectors Semiconductor ETF Exercise Price: $101, Notional Amount: $3,030,000 Expiration Date: October 19, 2018 Counterparty: Wolverine Trading	300	19,500

Total PURCHASED PUT OPTIONS (Premiums paid $92,036)		19,500

EQUITY CERTIFICATES — 0.49%
India — 0.49%
ITC, Ltd. [4]	48,407	198,830

Total EQUITY CERTIFICATES (Cost $205,716)		198,830

TOTAL INVESTMENTS (Cost $36,513,191)	94.99%	38,437,141
Other Assets less Liabilities	5.01%	2,025,213

Net Assets	100.00%	$40,462,354

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2018 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
WRITTEN PUT OPTIONS — (0.01)%
VanEck Vectors Semiconductor ETF Exercise Price: $95, Notional Amount: $(2,850,000) Expiration Date: October 19, 2018 Counterparty: Wolverine Trading	(300)	$(4,800)

Total WRITTEN PUT OPTIONS (Premiums received $44,764)		$(4,800)

*	Non-income producing security.

ADR — American Depository Receipt

CALY — Calyon Securities

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

[1]

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ ( the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.
[4]

Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At September 30, 2018, the value of these restricted securities amounted to $198,830 or 0.49% of net assets. These restricted securities have not been deemed illiquid.

[5]	Foreign security, par value shown in local currency.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2018 (unaudited)

Additional information on each restricted security is as follows:

Security	Counter- Party	Acquisition Date(s)	Acquisition Costs
ITC, Ltd.	CALY	4/11/17	$205,716

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2018 (unaudited)

SWAP CONTRACTS

Interest Rate Swaps

Counterparty	Notional Amount	Fixed Rate	Floating Rate Index	Payment Frequency	Expiration Date	Value/ Unrealized Appreciation/ (Depreciation)
Chicago Mercantile Exchange	BRL 34,282,338	8.49%[2]	1- Day BRL BZDIOVRA[2]	Daily	1/2/2020	$(22,922)
Chicago Mercantile Exchange	BRL 6,458,311	11.82%[1]	1- Day BRL BZDIOVRA[1]	Daily	1/2/2025	29,723
Bank of America	CNY 45,000,000	3.15%[1]	7-Day CNRR007[1]	7-Day	8/15/2023	(22,164)
Bank of America	CNY 200,000,000	2.785%[2]	7-Day CNRR007[2]	7-Day	8/20/2019	749
LCH Clearnet Limited	ZAR 57,000,000	8.12%[2]	3-Months ZAR JIBAR Safex[2]	Quarterly	8/1/2028	93,435
LCH Clearnet Limited	ZAR 212,000,000	7.265%[1]	3-Months ZAR JIBAR Safex[1]	Quarterly	8/1/2020	(43,127)

TOTAL INTEREST RATE SWAPS						$35,694

[1]	Fund Pays the floating rate and receives the fixed rate.
[2]	Fund Pays the fixed rate and receives the floating rate.

BRL - Brazilian Real

CNY - Chinese Yuan Renminbi

ZAR - South African Rand

BZDIOVRA - Brazil Interbank Deposit Rate

CNRR007 - CFETS China Fixing Repo Rates

JIBA3M - SAFE South Africa Johannesburg Interbank Agreed Rate

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

September 30, 2018 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America	ARS	24,350,000	USD	1,000,000	March 8, 2019	$(504,690)
Goldman Sachs	USD	330,000	ARS	8,184,000	March 8, 2019	163,527
Goldman Sachs	USD	670,000	ARS	18,257,500	March 8, 2019	298,619
Bank of America	USD	1,000,000	CNH	6,893,500	November 14, 2018	(2,215)
Goldman Sachs	USD	499,584	EUR	430,000	October 17, 2018	(429)
Goldman Sachs	USD	249,670	EUR	215,000	October 17, 2018	(337)
Goldman Sachs	EUR	645,000	USD	752,624	October 17, 2018	(2,603)
Bank of America	USD	500,000	INR	36,737,500	December 14, 2018	(1,907)
Bank of America	JPY	111,450,000	KRW	1,134,561,000	December 13, 2018	(37,442)
Bank of America	KRW	1,134,561,000	JPY	114,394,131	December 13, 2018	12,332
Goldman Sachs	JPY	2,944,131	USD	26,175	December 13, 2018	(90)
Goldman Sachs	MXN	17,035,970	USD	882,630	November 13, 2018	20,984
Goldman Sachs	USD	900,000	MXN	17,035,970	November 13, 2018	(3,614)
Goldman Sachs	USD	882,226	MXN	17,086,500	October 17, 2018	(27,743)
Goldman Sachs	MXN	8,620,178	USD	450,000	October 17, 2018	9,081
Goldman Sachs	USD	550,000	MXN	10,517,659	October 17, 2018	(10,135)
Goldman Sachs	MXN	9,441,517	USD	500,000	October 17, 2018	2,823
Goldman Sachs	MXN	9,542,464	USD	498,965	October 17, 2018	9,234
Goldman Sachs	ZAR	6,518,250	USD	439,397	October 17, 2018	20,344
Goldman Sachs	USD	440,525	ZAR	6,518,250	October 17, 2018	(19,216)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(73,477)

ARS = Argentine Peso

CNH = Chinese Yuan Renminbi

EUR = Euro

INR = Indian Rupee

JPY = Japanese Yen

KRW = South Korean Won

MXN = Mexican Peso

USD = United States Dollar

ZAR = South African Rand

See accompanying Notes to Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited)

A.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with nine separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013 and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The three series (“Funds” or each a “Fund”) included in this report are as follows: the Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Driehaus Event Driven Fund (the “Event Driven Fund”) commenced operations on August 26, 2013, following the receipt of the assets and liabilities of the Driehaus Credit Opportunities Fund, L.P. The Event Driven Fund seeks to provide positive returns over full market cycles. The Driehaus Multi-Asset Growth Economies Fund (the “Multi-Asset Growth Economies Fund”) commenced operations on April 10, 2017, after succeeding to the assets of the Driehaus Emerging Markets Dividend Growth Fund, L.P. The transaction was structured to be a tax-free exchange and the cost basis and holding period of the underlying securities were carried over to the Multi-Asset Growth Economies Fund. The Multi-Asset Growth Economies Fund seeks to maximize total return.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Exchange-traded securities for which no sale was reported are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, for Multi-Asset Growth Economies Fund, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) - (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices for active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. During the period ended September 30, 2018, there were no transfers between levels for the Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$—	$434,195,622	$—	$434,195,622
Common Stocks
Banks	15,507,199	—	—	15,507,199
Investment Companies	—	2,151,600	—	2,151,600
Media	1,094,612	—	—	1,094,612
Savings & Loans	2,997,340	—	—	2,997,340
Convertible Corporate Bonds	—	6,469,599	—	6,469,599
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Electric	13,884,750	—	—	13,884,750
Corporate Bonds	—	456,864,568	—	456,864,568
Preferred Stocks
Banks	39,342,039	—	—	39,342,039
U.S. Government and Agency Securities	—	6,603,807	—	6,603,807

Total	$72,825,940	$906,285,196	$0	$979,111,136

Liabilities
Common Stocks Sold Short
Electric	$(8,848,000)	$—	$—	$(8,848,000)
Media	(119)	—	—	(119)
Corporate Bonds Sold Short	—	(1,632,000)	—	(1,632,000)
U.S. Government and Agency Securities Sold Short	—	(26,354,033)	—	(26,354,033)

Total	$(8,848,119)	$(27,986,033)	$—	$(36,834,152)

Other Financial Instruments*
Credit Default Swaps - Assets	$—	$3,352,679	$—	$3,352,679
Credit Default Swaps - Liabilities	—	(3,626,498)	—	(3,626,498)
Forward Foreign Currency Contracts - Assets	—	62,049	—	62,049
Forward Foreign Currency Contracts - Liabilities	—	(35,309)	—	(35,309)
Futures Contracts	1,460,078	—	—	1,460,078

Total Other Financial Instruments	$1,460,078	$(247,079)	$—	$1,212,999

*	Other financial instruments are swap, forward foreign currency and futures contracts, which are detailed in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of December 31, 2017	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	0

Balance as of September 30, 2018	$0

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) - (Continued)

As of September 30, 2018 and December 31, 2017, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0.

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$—	$6,494,187	$—	$6,494,187
Common Stocks
Aerospace & Defense	1,796,330	—	—	1,796,330
Banks	528,932	—	—	528,932
Biotechnology	8,929,357	—	1,428,663	10,358,020
Building Materials	805,359	—	—	805,359
Chemicals	1,932,649	—	—	1,932,649
Commercial Services	1,213,463	—	—	1,213,463
Computers	1,231,371	—	—	1,231,371
Electronics	202,320	—	—	202,320
Healthcare - Products	2,534,772	—	—	2,534,772
Healthcare - Services	585,189	—	—	585,189
Insurance	3,777,902	—	—	3,777,902
Media	520,128	—	—	520,128
Pharmaceuticals	5,682,442	—	—	5,682,442
Savings & Loans	2,994,024	—	—	2,994,024
Semiconductors	1,275,247	—	—	1,275,247
Software	647,285	—	—	647,285
Telecommunications	561,290	—	—	561,290
Transportation	2,827,078	—	—	2,827,078
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Corporate Bonds	—	8,190,616	—	8,190,616
Purchased Call Options	146,400	—	—	146,400

Total	$38,191,538	$14,684,803	$1,428,663	$54,305,004

Liabilities
Common Stocks Sold Short	$(635,021)	$—	$—	$(635,021)
Exchange-Traded Funds Sold Short	(12,333,886)	—	—	(12,333,886)

Total	$(12,968,907)	$—	$—	$(12,968,907)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:

Investments, at Value
Balance as of December 31, 2017	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	(821,337)
Purchases	2,250,000
Sales	—
Transfers in and/or out of Level 3	—

Balance as of September 30, 2018	$1,428,663

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) - (Continued)

As of September 30, 2018, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, which were valued in the same manner as described above for the Active Income Fund.

As of September 30, 2018, the Event Driven Fund also held two Level 3 investments in Ideaya Biosciences, Inc. private equity stock and Orchard Therapeutics private equity stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. These procedures include the use of an independent third-party valuation service to obtain a monthly valuation for the security. The valuation service uses a market approach, including recent company transactions, comparable company performance and industry index performance. On a daily basis, the evaluated price received from the valuation service is adjusted to reflect the market movements of a biotechnology index. In addition, if there is any company specific information available that would impact the price of the security intra-month, that information will be considered and the price may be adjusted based on that information.

The following is a summary of the inputs used to value the Multi-Asset Growth Economies Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Sovereign Bonds
Argentina	$—	$495,000	$—	$495,000
Brazil	—	457,755	—	457,755
Egypt	—	1,288,803	—	1,288,803
Indonesia	—	939,575	—	939,575
Mexico	—	1,303,047	—	1,303,047
Nigeria	—	1,174,608	—	1,174,608
Peru	—	991,132	—	991,132
Poland	—	2,018,641	—	2,018,641
Saudi Arabia	—	963,300	—	963,300
South Africa	—	910,280	—	910,280
Equity Securities
Brazil	2,813,778	—	—	2,813,778
China	8,966,349	—	—	8,966,349
Cyprus	378,639	—	—	378,639
Czech Republic	229,395	—	—	229,395
Egypt	150,279	—	—	150,279
France	210,423	—	—	210,423
Greece	186,489	—	—	186,489
India	3,480,438	—	—	3,480,438
Indonesia	794,816	—	—	794,816
Japan	211,334	—	—	211,334
Kuwait	430,902	—	—	430,902
Mexico	1,149,007	—	—	1,149,007
Netherlands	380,593	—	—	380,593
Philippines	348,524	—	—	348,524
Russia	1,146,757	—	—	1,146,757
Saudi Arabia	334,622	—	—	334,622
South Africa	207,245	—	—	207,245
South Korea	2,638,590	—	—	2,638,590
Taiwan	2,621,007	—	—	2,621,007
Thailand	725,175	—	—	725,175
United States	272,308	—	—	272,308
Purchased Put Options	19,500	—	—	19,500
Equity Certificates**	—	198,830	—	198,830

Total	$27,696,170	$10,740,971	$—	$38,437,141

Liabilities
Written Put Options	$(4,800)	$—	$—	$(4,800)

Total	$(4,800)	$—	$—	$(4,800)

Other Financial Instruments*
Interest Rate Swaps - Asset	$—	$123,907	$—	$123,907
Interest Rate Swaps - Liabilities	—	(88,213)	—	(88,213)
Forward Foreign Currency Contracts - Assets	—	536,944	—	536,944
Forward Foreign Currency Contracts - Liabilities	—	(610,421)	—	(610,421)

Total Other Financial Instruments	$—	$(37,783)	$—	$(37,783)

*	Other financial instruments are swap and forward foreign currency contracts, which are detailed in the Schedule of Investments.
**	See Schedule of Investments for industry and/or country breakout.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) - (Continued)

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security by purchasing it at market price at the time of replacement. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Each Fund is obligated to pay any dividends or interest due on securities sold short.

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Active Income Fund and Multi-Asset Growth Economies Fund held portfolio hedges as of September 30, 2018 as disclosed in the Schedule of Investments. The Event Driven Fund had no portfolio hedges at September 30, 2018.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Securities Transactions and Income

The Trust records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At September 30, 2018, the Funds had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At September 30, 2018, the Funds had no such outstanding senior loan participation commitments.

B.	INVESTMENTS IN DERIVATIVES

Each Fund uses derivative instruments such as swaps, futures, options, swaptions and forward foreign currency contracts in connection with their respective investment strategies. During the period January 1, 2018 through September 30, 2018, the Active Income Fund primarily utilized: 1) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; 2) total return swaps to gain exposure to certain sectors and manage volatility; 3) futures to hedge their interest rate and/or commodity risk and manage volatility; 4) options to hedge downside risk and manage volatility; and 5) forward foreign currency contracts to manage currency risk in portfolio holdings. During the period January 1, 2018 through September 30, 2018, the Event Driven Fund primarily utilized: 1) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 2) forward foreign currency contracts to manage currency risk in portfolio holdings. During the period January 1, 2018 through September 30, 2018, the Multi-Asset Growth Economies Fund primarily utilized: 1) interest rate swaps to hedge against interest rate fluctuation and enable the parties involved to exchange fixed and floating cash flows; 2) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; 3) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 4) forward foreign currency contracts to manage currency risk in portfolio holdings. Detail regarding each derivative type is included below.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) - (Continued)

Swap Contracts

The Funds are subject to credit risk, volatility risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as changes in net unrealized appreciation (depreciation). Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the statements of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Total return swap contracts are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as a change in net unrealized appreciation (depreciation) on the statement of operations. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as changes in net unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of operations. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at September 30, 2018 for the Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund was $0, $0 and $0, respectively. As of September 30, 2018, the Active Income Fund had outstanding credit default swap contracts as listed in the Schedule of Investments. The Event Driven Fund and Multi-Asset Growth Economies Fund had no outstanding credit default swap contracts at September 30, 2018.

Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of September 30, 2018, the Active Income Fund and Multi-Asset Growth Economies Fund had outstanding swap contracts as listed on the Schedule of Investments. The Event Driven Fund had no outstanding swap contracts at September 30, 2018.

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contract against default. As of September 30, 2018, the Active Income Fund had outstanding futures contracts as listed in the Schedule of Investments. The Event Driven Fund and Multi-Asset Growth Economies Fund had no outstanding futures contracts at September 30, 2018.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) - (Continued)

Options Contracts

The Funds may use options contracts to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of September 30, 2018, the Event Driven Fund and Multi-Asset Growth Economies Fund had outstanding options as listed on the Schedule of Investments. The Active Income Fund had no outstanding options at September 30, 2018.

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund had no outstanding swaptions at September 30, 2018.

Forward Foreign Currency Contracts

The Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as change in net unrealized appreciation or depreciation on the statement of operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of September 30, 2018, the Active Income Fund and Multi-Asset Growth Economies Fund had forward foreign currency contracts as listed in the Schedule of Investments. The Event Driven Fund had no forward foreign currency contracts at September 30, 2018.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) - (Continued)

Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

On September 30, 2018, Multi-Asset Growth Economies Fund had unrealized appreciation (depreciation) of $(6,886) as a result of its investments in these financial instruments. The aggregate market values of these certificates for Multi-Asset Growth Economies Fund represented 0.52% of its total market value of investments at September 30, 2018.

C.	FEDERAL INCOME TAXES

At September 30, 2018, gross unrealized appreciation and depreciation on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
Cost of investments	$947,518,505	$42,319,422	$36,591,784

Gross unrealized appreciation	$12,368,594	$5,474,651	$3,772,514
Gross unrealized depreciation	(21,236,613)	(6,457,976)	(1,887,193)

Net unrealized appreciation (depreciation) on investments	$(8,868,019)	$(983,325)	$1,885,321

The difference between cost amounts for financial statement and Federal income tax purposes is due primarily to the tax deferral of losses on wash sales.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/Stephen J. Kneeley
Stephen J. Kneeley, President
(principal executive officer)

Date	November 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Stephen J. Kneeley
Stephen J. Kneeley, President
(principal executive officer)

Date	November 21, 2018

By (Signature and Title)*	/s/Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)

Date	November 21, 2018

*	Print the name and title of each signing officer under his or her signature.